                                                                 Exhibit T3E(2)
                             LETTER OF TRANSMITTAL

                             HARTMARX CORPORATION

                               Offer to Exchange
              12 1/2% Senior Subordinated Notes Due 2005 and Cash
                              for All Outstanding
                  10 7/8% Senior Subordinated Notes Due 2002
           Pursuant to the Offering Circular Dated December 14, 2001

    THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
         JANUARY 14, 2002, UNLESS EXTENDED OR EARLIER TERMINATED BY US.
                TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
                        EXPIRATION OF THE EXCHANGE OFFER.

                 The Exchange Agent for the Exchange Offer is:
                 Bank One Trust Company, National Association


                 Bank One Trust Company, National Association
                            Attention: Laura Marsch
                          Corporate Trust Operations
                             1111 Polaris Parkway
                                  Suite 0184
                             Columbus, Ohio 43240
                           Facsimile: (614) 248-9987
                           Telephone: (614) 248-4856

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR EXISTING NOTES.

   By signing this letter of transmittal (the "Letter of Transmittal"), you hereby acknowledge that you have received and reviewed the offering circular, dated December 14, 2001 (the "Offering Circular"), of Hartmarx Corporation ("Hartmarx") and the Letter of Transmittal. The Offering Circular together with this Letter of Transmittal constitute Hartmarx's offer to exchange $850 principal amount of Hartmarx's 12 1/2% Senior Subordinated Notes due 2005 (the "New Notes") and $150 in cash for each $1,000 principal amount of Hartmarx's outstanding 10 7/8% Senior Subordinated Notes due 2002 (the "Existing Notes"). This exchange offer is being extended to all holders of the Existing Notes.

   If you tender your Existing Notes, and we accept the Existing Notes, this will constitute a binding agreement between you and Hartmarx, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. In order to properly tender your Existing Notes, you must do one of the following on or prior to the expiration of the exchange offer:

    . tender your Existing Notes by sending the certificates for your Existing Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the exchange agent at the address listed above; or

    . tender your Existing Notes by using the book-entry transfer procedures described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Existing Notes," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the exchange agent.

   In order for a book-entry transfer to constitute a valid tender of your Existing Notes in the exchange offer, the exchange agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Existing Notes into the exchange agent's account at The Depository Trust Company prior to the expiration of the exchange offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the exchange agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

   Delivery of documents to The Depository Trust Company's book-entry transfer facility will not constitute delivery to the exchange agent.

   Only registered holders of the Existing Notes--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Existing Notes--are entitled to tender their Existing Notes for exchange in the exchange offer. If you are a beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Existing Notes in the exchange offer, you should promptly contact the person in whose name the Existing Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the exchange offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Existing Notes, you must either make appropriate arrangements to register ownership of the Existing Notes in your name or obtain a properly completed bond power from the person in whose name the Existing Notes are registered.

   You must complete this Letter of Transmittal if you are a registered holder of Existing Notes--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Existing Notes--and either (1) you wish to tender the certificates representing your Existing Notes to the exchange agent together with this Letter of Transmittal or (2) you wish to tender your Existing Notes by book-entry transfer to the exchange agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the exchange agent instead of an Agent's Message.

   In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Existing Notes Tendered" on page 3,
(2) if appropriate, check and complete the boxes relating to book-entry on page 3 and complete the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" on page 7, (3) sign this Letter of Transmittal and complete the box on page 6 and (4) complete the Substitute Form W-9 on page 8.

   YOU SHOULD READ THE DETAILED INSTRUCTIONS BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

   List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate, signed schedule affixed hereto.

                                          DESCRIPTION OF EXISTING NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------------
Name and Address of Registered Holder                               1                        2                 3
-------------------------------------------------------------------------------------------------------------------------
                                                               Certificate          Principal Amount of Principal Amount
                                                               Number(s)*             Existing Notes       Tendered**
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------
                                                                        Total Principal Amount Tendered
-------------------------------------------------------------------------------------------------------------------------
 *Existing Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the
  Existing Notes represented by the certificate(s) listed in column 1. See Instruction 4.

**Neednot be completed by holders who tender by book-entry transfer.


[_]Check here if the certificates representing your Existing Notes are being tendered with this Letter of Transmittal.

[_]Check here if the certificates representing your Existing Notes have been lost, destroyed or stolen and you require assistance in obtaining new certificates.

CertificateNumber(s) __________________________________________________________

PrincipalAmount(s) at Maturity Represented ____________________________________

   You must contact the exchange agent to obtain instructions for replacing lost, destroyed or stolen certificates representing Existing Notes. See Instruction 12.

[_]Check here if tendered Existing Notes are being delivered by book-entry transfer to the exchange agent's account at The Depository Trust Company and complete the following:

Nameof Tendering Institution __________________________________________________

   Depository Trust Company Account Number ____________________________________

   Transaction Code Number ____________________________________________________

[_]Check here if the Existing Notes that are not tendered or not exchanged are to be returned by crediting the Depository Trust Company account indicated above.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the exchange offer, as described in the Offering Circular and this Letter of Transmittal, the undersigned hereby tenders to Hartmarx the principal amount of Existing Notes described above in the box entitled "Description of Existing Notes Tendered" in exchange for $850 principal amount of New Notes and $150 in cash for each $1,000 principal amount of Existing Notes tendered for exchange.

   Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the exchange offer--including, if the exchange offer is extended or amended, the terms and conditions of any extension or amendment--the undersigned hereby sells, assigns and transfers to, or upon the order of, Hartmarx all right, title and interest in and to the Existing Notes tendered by this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact--with full knowledge that the exchange agent is also acting as the agent of Hartmarx in connection with the exchange offer--with respect to the tendered Existing Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular and in Instruction 5 of this Letter of Transmittal, to (1) deliver certificates for the tendered Existing Notes together with all accompanying evidences of transfer and authenticity to, or upon the order of, Hartmarx, upon receipt by the exchange agent, as the undersigned's agent, of the New Notes and the cash to be issued and paid in exchange for the tendered Existing Notes, (2) present certificates for the tendered Existing Notes for transfer and transfer the tendered Existing Notes on the books of Hartmarx and (3) receive for the account of Hartmarx all benefits and otherwise exercise all rights of ownership of the tendered Existing Notes, all in accordance with the terms and conditions of the exchange offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered by this Letter of Transmittal and that, when the tendered Existing Notes are accepted for exchange, Hartmarx will acquire good, marketable and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Existing Notes are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by Hartmarx or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered by this Letter of Transmittal. The undersigned has read and agrees to all of the terms of the exchange offer.

   The name(s) and address(es) of the registered holder(s) of the Existing Notes--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Existing Notes--tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Existing Notes. The certificate number(s) and the Existing Notes that the undersigned wishes to tender are indicated in the appropriate boxes above.

   Unless the undersigned has otherwise indicated by completing the box entitled "Special Issuance Instructions" above, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Notes, that the New Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless the undersigned has otherwise indicated by completing the box entitled "Special Delivery Instructions," the undersigned hereby directs that the New Notes and any instrument representing the cash exchanged in the exchange offer be delivered to the address shown below the signature of the undersigned.

   If the undersigned has (1) tendered any Existing Notes that are not exchanged in the exchange offer for any reason or (2) submitted certificates for more Existing Notes than the undersigned wishes to tender, unless the undersigned has otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," the undersigned hereby directs that certificates for any Existing Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below the signature of the undersigned or, in the case of a book-entry transfer of Existing Notes, that Existing Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Hartmarx's expense promptly following the expiration or termination of the exchange offer.

   The undersigned understands that if it decides to tender Existing Notes, and Hartmarx accepts the Existing Notes for exchange, this will constitute a binding agreement between the undersigned and Hartmarx, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

   The undersigned also recognizes that, under certain circumstances described in the Offering Circular under the caption "The Exchange Offer--Conditions to the Completion of the Exchange Offer," Hartmarx may not be required to accept for exchange any Existing Notes tendered by this Letter of Transmittal.

   By tendering the Existing Notes and executing this Letter of Transmittal or delivering an Agent's Message instead of this Letter of Transmittal, the undersigned hereby releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or are in any manner connected with ownership or acquisition of the Existing Notes by successors and assigns of the undersigned, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, including without limitation any approval or acceptance given or denied, which occurred, existed, was taken, permitted or begun prior to the date of such release, in each case, that the undersigned, its successors and its assigns have or may have had against (i) Hartmarx, its subsidiaries, its affiliates and its stockholders, and (ii) the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of Hartmarx, its subsidiaries, its affiliates and its stockholders, whether those claims arise under federal or state securities laws or otherwise.

   New Notes to be issued in the exchange offer will be issued only in denominations of $1,000 principal amount and integral multiples thereof. If the principal amount of New Notes that otherwise would be issued to a holder in exchange for Existing Notes tendered and accepted by Hartmarx is not an integral multiple of $1,000, Hartmarx will round down the amount of Existing Notes and pay the difference in cash.

   All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular or in this Letter of Transmittal, this tender is irrevocable.

                                   SIGN HERE
                (Please Complete Substitute Form W-9 on Page 8)

This Letter of Transmittal must be signed by (1) the registered holder(s)--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Existing Notes--exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Existing Notes tendered or on the register of holders maintained by Hartmarx or
(2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title below under "Capacity" and see Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Signature(s) of Existing Note Holder(s)

Dated: ________________, 200__

Name(s)________________________________________________________________________

--------------------------------------------------------------------------------
                                (Please Print)

Capacity (full title)__________________________________________________________

Address _______________________________________________________________________

--------------------------------------------------------------------------------
                                                             (Include Zip Code)

Taxpayer Identification or
Social Security No. ___________________________________________________________
                              (See Instruction 9)

Area Code and Telephone No. ___________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                              (See Instruction 2)

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                             Eligible Institution)

--------------------------------------------------------------------------------
                            (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Print Name)

--------------------------------------------------------------------------------
                                    (Title)

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                         (See Instructions 2, 5 and 6)

--------------------------------------------------------  -------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 1, 5 and 6)                            (See Instructions 1, 5 and 6)

To be completed ONLY if New Notes or Existing             To be completed ONLY if New Notes or Existing
Notes not tendered or exchanged are to be issued in       Notes not tendered or exchanged are to be delivered to
the name of someone other than the registered holder      someone other than the registered holder of the
of the Existing Notes whose name(s) appear above, or      Existing Notes whose name(s) appear(s) above or to
if Existing Notes delivered by book-entry transfer and    the registered holder at an address other than that
not accepted for exchange are to be returned for credit   shown above.
to an account maintained at The Depository Trust
Company other than the account indicated above.           Deliver (check appropriate box(es))

Issue (check appropriate box(es))                         [_] NewNote(s) to:
                                                          [_] ExistingNote(s) to:
[_] NewNote(s) to:
[_] ExistingNote(s) to:                                   Name
                                                                              (Please Print)
Name
                    (Please Print)                        Address

Address
                                                                                (Zip Code)

                      (Zip Code)                          Area Code and Telephone No.

Area Code and Telephone No.
                                                             (Taxpayer Identification or Social Security No.)
                                                                           (See Instruction 9)
   (Taxpayer Identification or Social Security No.)
                  (See Instruction 9)

[_]Credit unaccepted Existing Notes tendered by
   book-entry transfer to the following account at
   The Depository Trust Company:
--------------------------------------------------------  -------------------------------------------------------

          PAYER'S NAME: BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION


Name (If a joint account or you changed your name, see the enclosed Guidelines for Certification of Taxpayer Identification Number
(TIN) on Substitute Form W-9 (the "Guidelines")):
----------------------------------------------------------------------------------------------------------------------------------

Business name, if different from above:
----------------------------------------------------------------------------------------------------------------------------------

Check appropriate box: [_] Individual/Sole proprietor [_] Corporation [_] Partnership [_] Other
----------------------------------------------------------------------------------------------------------------------------------

Address (number, street, and apt. or suite no.):
----------------------------------------------------------------------------------------------------------------------------------

City, state, and ZIP code:
----------------------------------------------------------------------------------------------------------------------------------

         SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TAX-
          Form W-9                      PAYER IDENTIFICATION NUMBER ("TIN")
                                        IN THE BOX AT RIGHT AND CERTIFY
                                        THAT IT IS CORRECT AND THAT YOU ARE                      TIN
                                        A U.S. PERSON (INCLUDING A U.S. RESI-                     (Social Security Number
                                        DENT ALIEN) BY SIGNING AND DATING                        or Employer Identification
                                        BELOW.                                                            Number)
                                        -----------------------------------------------------------------------------------------

 Department of the Treasury             Part 2--Check the box if you are NOT subject to backup withholding because either (1) you
  Internal Revenue Service              are exempt from backup withholding, (2) you have not been noti-fied that you are subject to backup withholding as a result of failure to report all interest or divi-dends or (3) the
                                        Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]
                                        -------------------------------------------------------------------------------------------

Payer's Request for Taxpayer            CERTIFICATION--UNDER THE PENALTIES                       Part 3
   Identification Number                OF PERJURY, I CERTIFY THAT THE INFOR-                    Awaiting TIN [_]
                                        MA-TION PROVIDED ON THIS FORM IS
                                        TRUE, CORRECT AND COMPLETE.
                                        SIGNATURE ____________________________
                                        DATE ___________________________ , 200__


NOTE: FAILURETO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
             OF A PORTION OF ANY CASH PAYMENTS.

       THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

       PLEASE REVIEW ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.


                                 --------- ----
                                 Signature Date
CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Delivery of Letter of Transmittal and Certificates. You must complete this Letter of Transmittal if you are a registered holder of Existing Notes--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Existing Notes--and either (1) you wish to tender the certificates representing your Existing Notes to the exchange agent together with this Letter of Transmittal or (2) you wish to tender your Existing Notes by book-entry transfer to the exchange agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the exchange agent instead of an Agent's Message. In order to constitute a valid tender of your Existing Notes, the exchange agent must receive the following documents at the address provided above on or prior to the expiration date of the exchange offer: (1) certificates for the Existing Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Existing Notes into the exchange agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Existing Notes tendered in the exchange offer must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof.

   The method of delivery of certificates for Existing Notes, Letters of Transmittal and all other required documents is at your election. If you deliver your Existing Notes by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for Existing Notes, Letters of Transmittal or other required documents to the exchange agent at the address listed above. Please do not send these documents to Hartmarx.

   Hartmarx will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of a Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

   2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

    (a)this Letter of Transmittal is signed by the registered holder of Existing Notes--which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Existing Notes--tendered with this Letter of Transmittal, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

    (b)the Existing Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

   An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

  .  banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

  . brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

  .  credit unions (as defined in Section 19(b)(1)(A) of the Federal Reserve
     Act);

  . national securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

  . savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

   3. Inadequate Space. If the space provided in the box captioned "Description of Existing Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Existing Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

   4. Partial Tenders and Withdrawal Rights. Tenders of Existing Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Existing Notes evidenced by any certificate you are submitting, please fill in the principal amount of Existing Notes which are to be tendered in column 3 ("Principal Amount Tendered") of the box entitled "Description of Existing Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Existing Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Existing Notes promptly after the expiration of the exchange offer. All Existing Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

   Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal to be effective, a written notice of withdrawal must be received by the exchange agent at the address provided above on or prior to the expiration date. Any notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, identify the Existing Notes to be withdrawn, including the principal amount of the Existing Notes, and specify the name in which the Existing Notes are registered, if different from that of the withdrawing holder. If certificates for Existing Notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Existing Notes have been tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Existing Notes," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of The Depository Trust Company. All questions as to the validity, form and eligibility B including time of receipt B of these notices will be determined by Hartmarx. Any such determination will be final and binding. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Withdrawals of tenders of Existing Notes may not be rescinded. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the exchange offer. In the case of Existing Notes tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Existing Notes," the Existing Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Existing Notes may be retendered at any time on or prior to the expiration of the exchange offer by following the procedures described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Existing Notes."

   5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Existing Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Existing Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

   When this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes listed on and transmitted pursuant to this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

   If a person or persons other than the registered holder(s) of Existing Notes signs the Letter of Transmittal, certificates for the Existing Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Existing Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

   If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Existing Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

   6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Existing Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

   7. Irregularities. All questions as to the validity, form, eligibility--including time of receipt--and acceptance of Existing Notes tendered for exchange will be determined by Hartmarx in its sole discretion. Hartmarx's determination will be final and binding. Hartmarx reserves the absolute right to reject any and all tenders of Existing Notes improperly tendered or to not accept any Existing Notes, the acceptance of which might be unlawful as determined by Hartmarx or its counsel. Hartmarx also reserves the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any Existing Notes either before or after the expiration of the exchange offer--including the right to waive the ineligibility of any holder who seeks to tender Existing Notes in the exchange offer. Hartmarx's interpretation of the terms and conditions of the exchange offer as to any particular Existing Notes either before or after the expiration of the exchange offer--including the terms and conditions of the Letter of Transmittal and the accompanying instructions--will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Existing Notes for exchange must be cured within a reasonable period of time, as determined by Hartmarx. Neither Hartmarx, the exchange agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Existing Notes for exchange, nor will Hartmarx have any liability for failure to give such notification.

   8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the exchange agent at the address and telephone number set forth on the front of this Letter of Transmittal or to
D. F. King & Co., Inc., the information agent for the exchange offer, at the address and telephone number set forth in the Offering Circular. Additional copies of the Offering Circular or this Letter of Transmittal may be obtained from the exchange agent, the information agent or from your broker, dealer, commercial bank, trust company or other nominee.

   9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered Existing Notes are accepted for exchange is required to provide the exchange agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the exchange agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Existing Notes exchanged in the exchange offer may be subject to backup withholding.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding.
Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is

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

completed, the exchange agent will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a portion of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

   The holder is required to give the exchange agent the TIN (i.e., social security number or employer identification number) of the registered holder of the Existing Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing Notes. If the Existing Notes are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   Certain holders--including, among others, corporations, financial institutions and certain foreign persons--may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

   Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

   10. Waiver of Conditions. Hartmarx's obligation to complete the exchange offer is subject to the conditions described in the Offering Circular under the caption "The Exchange Offer--Conditions to the Completion of the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time and from time to time. Moreover, we are free to terminate the exchange offer at any time, in our sole and absolute discretion, and not to accept any Existing Notes for exchange.

   11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Existing Notes for exchange.

   12. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Existing Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

   13. Transfer Taxes. You will not be obligated to pay any transfer taxes in connection with the tender of Existing Notes in the exchange offer unless you instruct us to register New Notes in the name of, or request that Existing Notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for New Notes will be issued until such evidence is received by the exchange agent.

   IMPORTANT: This Letter of Transmittal (or a facsimile of this Letter of Transmittal), or, in the case of Existing Notes tendered by book-entry transfer to the exchange agent's account at The Depository Trust Company, an Agent's Message instead of this Letter of Transmittal, and all other required documents must be received by the exchange agent prior to the expiration of the exchange offer.

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